AMGEN INC.

                                  FOURTH AMENDMENT
                                 TO CREDIT AGREEMENT


                    This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is dated as of June 24, 1994 and entered into by and among Amgen Inc., a Delaware corporation (the "Company"), the subsidiaries of the Company signatory to the Credit Agreement defined below (together with the Company, the "Borrowers"), Swiss Bank Corporation, San Francisco Branch, Citicorp USA, Inc., and each other lender whose name is set forth on the signature pages of the Credit Agreement defined below (collectively, the "Banks"), Swiss Bank Corporation, New York Branch as Issuing Bank (the "Issuing Bank"), and Swiss Bank Corporation, New York Branch and Citicorp USA, Inc. as Co-Agents for the Banks (the "Co-Agents"). This Fourth Amendment amends that certain Credit Agreement dated as of November 15, 1991, as amended by that certain First Amendment to Credit Agreement dated as of June 16, 1992, that certain Second Amendment to Credit Agreement dated as of November 6, 1992 and that certain Third Amendment to Credit Agreement dated as of June 25, 1993 (as so amended, the "Credit Agreement") by and among the Borrowers, the Banks, the Issuing Bank and the Co-Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                      RECITALS

                    WHEREAS, the Borrowers, the Banks, the Issuing Bank and the Co-Agents desire to amend the Credit Agreement as follows:
          (i) to extend the maturity dates of the Tranche A-1 Commitment and the Tranche A-2 Commitment, (ii) to reduce the commitment fees payable with respect to the Tranche A-1 Commitment and the Tranche A-2 Commitment, and (iii) to reduce the interest rate spread applicable to Eurodollar Rate Advances.


                                      AGREEMENT

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:


          Section 1.  AMENDMENTS TO SECTION 1 OF THE CREDIT AGREEMENT

                    (a) The table entitled "Rate Spread and LC Fees" set forth in the definition of "Applicable Percentage" contained in
          Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following table:


                               Rate Spread and LC Fees

                                     Tier I        Tier II        Tier III

          Eurodollar Rate            .375%         .50%         .625%
          Spread

          LC Issuance Fee             .15%       .1875%        .1875%

          LC Reimbursement            .50%        .625%          .75%
            Fee


                    (b) The following definitions contained in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

                    "'Tranche A-1 Maturity Date' means June 23, 1995."

                    "'Tranche A-2 Maturity Date' means June 23, 1995."

       Section 2.  AMENDMENTS TO SECTION 3 OF THE CREDIT AGREEMENT

                    (a) Subsection 3.2(a)(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         "(1)  its  Pro  Rata  Share  of  the  Tranche  A-1
                    Commitment, commitment fees equal to 12.5/100 of one percent (.125%) per annum times the average daily Unused Portion of the Tranche A-1 Commitment during the Fiscal Quarter then ending and".

                    (b) Subsection 3.2(a)(2) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                         "(2)  its  Pro  Rata  Share  of  the  Tranche  A-2
                    Commitment, commitment fees equal to 12.5/100 of one percent (.125%) per annum times the average daily Unused Portion of the Tranche A-2 Commitment during the Fiscal Quarter then ending".

       Section 3.  REPRESENTATIONS AND WARRANTIES

                    In order to induce the Issuing Bank, the Co-Agents and the Banks to enter into this Fourth Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

                    A. Corporate Power and Authority. Such Borrower has all requisite corporate power and authority to execute and deliver this Fourth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Fourth Amendment (the "Amended Agreement").

                    B. Authorization of Agreements. The execution and delivery of this Fourth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action by such Borrower.

                    C. No Conflict. The execution, delivery and performance of this Fourth Amendment and the Amended Agreement by such Borrower do not (i) require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Borrower, (ii) violate or conflict with any provisions of such Borrower's certificate of incorporation or bylaws, (iii) result in or require the creation or imposition of any Lien or Right of Others upon or with respect to any Property now owned or leased or hereafter acquired by such Borrower, (iv) violate, to the best knowledge of such Borrower, any Requirement of Law applicable to such Borrower, or (v) result (or, with the giving of notice or the passage of time or both, would result) in a breach of or default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which such Borrower is a party or by which such Borrower or any of its Property is bound or affected. Except as set forth in Schedule 4.2 annexed to the Amended Agreement, such Borrower is not in violation of, or default under, any requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in Section 4.2(e) of the Credit Agreement, in any respect that constitutes a Material Adverse Effect.

                    D. Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is required to authorize or permit under applicable Laws the execution, delivery and performance of the Amended Agreement by such Borrower.

                    E. Binding Obligation. This Fourth Amendment will, when executed and delivered by such Borrower, constitute the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or by equitable principles relating to the granting of specific performance and equitable remedies as a matter of judicial discretion.

                    F. Absence of Default. No event has occurred and is continuing that is a Default or an Event of Default.

       Section 4.  CONDITIONS TO EFFECTIVENESS

                    This Fourth Amendment shall become effective as of the date when the Administrative Agent, on behalf of the Banks, shall have received all of the following, in form and substance satisfactory to the Administrative Agent (the "Fourth Amendment Effective Date"):

                    (a) Resolutions of the Board of Directors of each Borrower authorizing and approving the execution, delivery and performance of this Fourth Amendment, in each case certified as of the Fourth Amendment Effective Date by the secretary or an assistant secretary of such Borrower;

                    (b) A certificate of the secretary or an assistant secretary of each Borrower, which shall certify as of the Fourth Amendment Effective Date the names and offices of the officers of each Borrower authorized to sign this Fourth Amendment together with the true signatures of such officers; and

                    (c) A counterpart hereof executed by a duly authorized officer of each party hereto and written or telephonic notification of such execution and authorization of delivery thereof.

       Section 5.  MISCELLANEOUS

                    A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                         (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment.

                        (ii) Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                       (iii) The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Co-Agents or any Bank under the Credit Agreement or any of the other Loan Documents.

                         (iv) Until the Fourth Amendment Effective Date, all terms and provisions of the Credit Agreement shall remain in effect, and all fees shall be calculated as set forth therein. On and after the Fourth Amendment Effective Date, the commitment fees shall be calculated as described in this Fourth Amendment.

                    B. Fees and Expenses. The Company acknowledges that all costs, fees and expenses as described in subsection 13.3 of the Credit Agreement incurred by the Co-Agents and its counsel with respect to this Fourth Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                    C. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

                    D. Applicable Law. This Fourth Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the state of California applicable to contracts made and performed in such state.

                    E.   Fourth   Amendment    Effective   Date.        The
       Administrative Agent shall give prompt notice to each other party hereto of the occurrence of the Fourth Amendment Effective Date.

                    IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                        THE COMPANY:

                                        AMGEN INC.


                                        By: /s/ Thomas A. Hardy
                                        Name: Thomas A. Hardy
                                        Title: President

                                        BORROWING SUBSIDIARIES:

                                        AMGEN MANUFACTURING, INC.


                                        By: /s/Dennis Fenton
                                        Name: Dennis Fenton
                                        Title: Vice Presidnet

                                        THE CO-AGENTS:

                                        SWISS BANK CORPORATION,
                                        NEW YORK BRANCH


                                        By: /s/Jennifer L. Match
                                        Name: Jennifer L. Match
                                        Title: Associate Director


                                        By: /s/Sean M. Harrigan
                                        Name: Sean M. Harrigan
                                        Title: Executive Director

                                        CITICORP USA, INC.


                                        By: /s/Barbara A. Cohen
                                        Name: Barbara A. Cohen
                                        Title: Vice President

                                        THE ISSUING BANK:

                                        SWISS BANK CORPORATION,
                                        NEW YORK BRANCH


                                        By: /s/Jennifer L. Match
                                        Name: Jennifer L. Match
                                        Title: Associate Director


                                        By: /s/Sean M. Harrigan
                                        Name: Sean M. Harrigan
                                        Title: Executive Director

                                        THE BANKS:

                                        SWISS BANK CORPORATION,
                                        SAN FRANCISCO BRANCH


                                        By: /s/David L. Parrot
                                        Name: David L. Parrot
                                        Title: Associate Director


                                        By: /s/Colin T. Taylor
                                        Name: Colin T. Taylor
                                        Title: Director

                                        CITICORP USA, INC.


                                        By: /s/Barbara A. Cohen
                                        Name: Barbara A. Cohen
                                        Title: Vice President

                                        ABN AMRO BANK, N.V., Los
                                        Angeles Agency


                                        By: /s/Ellen M. Coleman
                                        Name: Ellen M. Coleman
                                        Title: Assistant Vice President

                                        BANK OF MONTREAL (formerly
                                        Harris Trust and Savings Bank)


                                        By: /s/J. Donald Higgins
                                        Name: J. Donald Higgins
                                        Title: Managing Director

                                        THE SANWA BANK, LIMITED
                                        LOS ANGELES BRANCH


                                        By: /s/Gill S. Realon
                                        Name: Gill S. Realon
                                        Title: Vice President